Putnam
Master
Intermediate
Income Trust

ANNUAL REPORT
September 30, 1995

                                  (graphic)

             B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Performance highlights


(bullet) "As one of the few intermediate funds in the closed-end universe, Putnam Master Intermediate Income Trust is far less volatile than most. For the trailing five years, PIM's risk score is one of the best in its objective, and better than 87% of all closed-end funds'."*
         --Morningstar Mutual Funds, September 8, 1995


(bullet) "Closed-ends have several portfolio management advantages. For example, they are not subject to the same diversification rules as open-end funds . . . portfolio managers also don't have to worry about shareholder redemptions so they can concentrate exclusively on their own security trading strategies and need not keep a day-to-day liquidity reserve."
         --Mutual Funds Magazine, September 1995

FISCAL 1995 RESULTS AT A GLANCE

Total return                              NAV                   Market price
 ...................................................................................
12 months ended
9/30/95 (change in
value during
period plus
reinvested
distributions)                           12.38%                    10.90%
Share value                               NAV                  Market price
 ...................................................................................
9/30/94                                  $8.13                     $7.250
9/30/95                                  $8.38                     $7.375
                                                  Return
Distributions       No.     Income             of capital(1)       Total
 ...................................................................................
                     12    $0.4871               $0.1424         $0.6295
Current return                            NAV                  Market price
 ...................................................................................
End of period
Current dividend rate(2)                 7.45%                     8.46%



Performance data represent past results. For performance over longer periods, see pages 9 and 10. (1)For more information regarding return of capital see page 33. (2)Income portion of most recent distribution, annualized and divided by net asset value or market price at end of period.
*Morningstar rates a fund relative to other funds with similar investment objectives based on the fund's 3- and 5-year average returns and adjusted for risk factors and sales charges. Rates are updated monthly. For the 3-year period, there were 77 funds in the fixed-income category and the fund received 4 stars. For the 5-year period, there were 64 funds in the category and the fund received 4 stars. The overall rating was 4 stars, which put the fund in the top 32.5% of the 77 fixed-income funds. Past performance is not indicative of future results.

From the Chairman


(George Putnam Photo)
(c) Karsh, Ottawa



Dear Shareholder:



The skill of managing a fund that maintains virtually equal weighting in international, domestic high-yield, and U.S. government securities lies not just in continually shifting heaviest emphasis to the more promising sectors, but in regularly working to achieve the best possible performance in each individual sector.


Putnam Master Intermediate Income Trust's management team successfully met the challenge during the fiscal year that ended September 30, 1995. The fund's positive results across the board came as welcome relief after 1994's worldwide drought in the fixed-income markets.


A more defensive stance in high-yield bonds and pursuit of opportunities for maximizing both capital appreciation and income in the U.S. government sector paid off in fiscal 1995. We also believe it has succeeded in positioning the fund well as it begins its new fiscal year.


In the report that follows, your fund's management team provides more detail about performance to date and prospects for the months ahead.

Respectfully yours,

/s/George Putnam


George Putnam
Chairman of the Trustees
November 15, 1995

Report from the Fund Managers
Jennifer E. Leichter, lead manager
D. William Kohli
Neil J. Powers
Mark J. Siegel



For investors who held firm during 1994's great bond bear market, Putnam Master Intermediate Income Trust's performance for the fiscal year ended September 30, 1995, comes as sweet reward. Several factors enabled bond markets around the world to register measurable improvement as the fiscal year progressed:
a slowdown in economic growth, at home and abroad, a decline in long-term interest rates, and a continuing trend toward global disinflation--the slowing down of the rate at which prices increase.


The fund's high-yield and U.S. government sectors posted the strongest results throughout the period, while the international segment played catch-up following a disappointing currency strategy in the first half of the fiscal year.


We determined early on that while high-yield bonds still appeared attractive to us, they had reached fair value. U.S. government bonds, on the other hand, showed further appreciation potential. Consequently, over the course of the year, we decreased the fund's high-yield weighting from 43% to 34% of net assets, and increased the U.S. government weighting. International bonds remained slightly underweighted throughout the period.


(bullet) HIGH-YIELD BONDS CONTINUED IMPRESSIVE RUN

The high-yield sector has performed extremely well in the past several years, continuing to do so in fiscal 1995. Corporate profitability remained robust despite slowing economic growth and fears of recession earlier in the period. A number of industries in which the fund has holdings, including health care, paper, chemicals, telecommunications, cable, and broadcasting, delivered attractive results.

We have taken on a more defensive orientation since our last report, moving away from economically sensitive issues and increasing the sleeve's weighting in utilities, finance, and insurance holdings, as well as BB-rated issues, when opportunities arose. As utilities became oversold and downgraded, their yields relative to other similarly rated credits were too compelling to ignore. Furthermore, many insurance companies have positioned themselves for credit upgrades as they seek to comply with regulatory requirements and pay down debt. And with a steeper yield curve, financial holdings are poised for increased profitability, benefiting from the gap between rates paid on short-term investments and those charged on loans.



Initial public offerings of stock, mergers, and acquisitions set the stage for rating upgrades of many fund holdings. For example, OSI Specialties Corp., one of the fund's largest chemical holdings, was purchased by Witco, a broad-based petroleum and chemical manufacturer with an A credit rating. The acquisition resulted in an immediate credit upgrade for OSI. This trend toward consolidation prevailed in many other industries--health care, entertainment, cable, and finance--helping produce similar results for other holdings, such as Continental Medical, Outlet Broadcasting, and Healthtrust.


>LONGER DURATION THE FOCUS OF U.S. GOVERNMENT SEGMENT


Throughout the year, we concentrated our efforts on maximizing the appreciation potential of Treasury securities within the full range of intermediate notes, while tapping the attractive income potential offered by discount-coupon mortgage-backed issues. We did this in a manner that also gave the fund a longer duration posture. Duration is a measure of sensitivity to interest rate changes. Longer duration can mean a more volatile portfolio, but also one more likely to appreciate substantially if rates decline.



Early in the period, we focused on shorter-term Treasury notes. This concentration proved rewarding as investors reentered the market with renewed confidence in the Federal Reserve Board's ability to subdue inflation. As the Fed's actions began to take effect and the economy showed signs of slowing, we shifted toward the longer end of the intermediate spectrum. Interest rates then came down across the board. Thanks to the sector's longer duration and emphasis on longer-term Treasury notes, the fund was able to benefit.

Holdings in the mortgage-backed securities market also proved advantageous for the fund. We kept a watchful eye on the effect prepayment fears had on prices, trading in and out of discount- coupon mortgages. When we perceived worries were not justified and the prices became too compelling to ignore, we bought. When prepayment concerns diminished and demand began to increase, we sold holdings at a profit.

>COUNTRY POSITIONING PRIMARY FOCUS IN INTERNATIONAL ARENA


A series of defensive currency hedges earlier in the fiscal year hampered our ability to take advantage of gains in many international markets' as the U.S. dollar weakened progressively. Considered a sort of currency insurance policy, a hedge is designed to lock in specific exchange rates. Although we removed all hedges in March to allow for full exposure to international currencies, their effect resulted in a drag on the international sector's performance throughout the period.


However, our country positioning and duration strategy proved worthwhile. In the first half of the fiscal year, we maintained a fairly long duration by investing in longer-term bonds within core markets like Germany, Japan, the Netherlands, and the United Kingdom. By midyear, however, the higher-yielding peripheral markets of Europe--Italy, Sweden, and Spain--began presenting attractive income and appreciation prospects. To pursue these opportunities, we selectively sold core European positions and eliminated virtually all of the sector's Japanese holdings.

Markets across Europe rallied later in the period, with the higher-yielding ones strengthening appreciably. We have since realized gains on the higher-yielding issues and are looking to reenter certain peripheral markets, once valuation levels become more reasonable.

TOP THREE HOLDINGS PER SECTOR


HIGH-YIELD BONDS
 Midland Funding Corp. II deb. Ser. A, 11-3/4S, 2005
 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12-3/4s, 2003
 Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002
 ..............................................................................
INTERNATIONAL FIXED-INCOME SECURITIES
 Germany (Republic of) bonds 7-3/8s, 2005
 Germany (Republic of) bonds 6-7/8s, 2005
 France (Government of) OAT 8-1/2s, 2002
 ..............................................................................
U.S. GOVERNMENT SECURITIES
 U.S. Treasury Notes 6-1/2s, May 15, 2005
 U.S. Treasury Notes 7-1/2s, February 15, 2005
 U.S. Treasury Notes 6-1/2s, August 15, 2005



Top holdings represent 22.1% of the fund's net assets as of 9/30/95. Portfolio holdings will vary overtime.

As interest rates around the world declined, we shifted our emphasis from longer-term intermediate securities to shorter- term issues, believing longer-term intermediates no longer offered an attractive risk premium. Near period's end, we began reintroducing hedging strategies against several European and Asian currencies. The hedges have since helped protect the value of the fund's foreign holdings as a number of European currencies declined against the U.S. dollar.

Emerging markets comprise roughly 3% of the overall portfolio. While these markets experienced bouts of extreme volatility, there were months in which they performed quite well, contributing to performance when the core markets stalled.

>THE ECONOMY SEEMS TO HAVE LANDED--SOFTLY

Recent economic data in the U.S. point to the desired soft landing scenario of low inflation, moderating economic growth, and low interest rates, boding well for bond performance. Given such conditions, we currently plan to maintain a relatively long duration in the U.S. government sleeve and focusing holdings in the high-yield portion on industries that have historically performed well in the later stages of the business cycle.

Abroad, we believe continued global economic slowing should help international bond markets deliver solid returns. Our primary focus in the international segment remains core Europe-- France, Germany, the Netherlands--with select higher yielding markets gaining increased attention as opportunities arise. We will maintain a watchful eye on the dollar's direction, adjusting our currency hedges if necessary.


The views expressed in this report are exclusively those of Putnam Management, and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations and political developments. The lower ratings of high-yield debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities. Although the U.S. government guarantees the timely payment of principal and interest on the U.S. government and agency obligations, the value of the fund shares is not guaranteed and will fluctuate.

Performance summaryThis section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, high-yield and international fixed income securities with limited maturities.

TOTAL RETURN FOR PERIODS ENDED 9/30/95

                                        NAV                Market price
 ===========================================================================
1 year                                  12.38%                 10.90%
 ---------------------------------------------------------------------------
5 years                                 78.47                  87.26
Annual average                          12.28                  13.37
 ---------------------------------------------------------------------------
Life of fund
(since 4/29/88)                         93.98                  58.77
Annual average                           9.34                   6.43
 ---------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/95



                                         Salomon
                      Lehman Bros.        Bros.         First
                         Gov't.         Non-U.S.        Boston      Consumer
                      Intermediate     World Govt.    High-Yield     Price
                       Bond Index      Bond Index       Index        Index
 ===========================================================================
1 year                   10.60%           17.79%         14.05%       2.54%
 ---------------------------------------------------------------------------
5 years                  49.81            89.59         125.14       15.45
Annual average            8.42            13.65          17.63        2.91
 ---------------------------------------------------------------------------
Life of Fund             83.17            96.77         126.12       30.83
Annual average            8.50             9.56          11.63        3.69
 ---------------------------------------------------------------------------

Performance data represent past results and is no indication of future performance. Investment returns net asset value, and market price will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index* is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.+

Salomon Brothers Non-U.S. Dollar World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.
+ The Lehman Brothers Government Intermediate Bond Index is an unmanaged list of U.S. government and mortgage-backed securities.

Report of independent accountants
For the year ended September 30, 1995


To the Trustees and Shareholders of
Putnam Master Intermediate Income Trust


We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 14, 1995

Portfolio of investments owned
September 30, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (41.2%)*
PRINCIPAL AMOUNT                                                               VALUE
 -----------------------------------------------------------------------------------
               Federal National Mortgage Association dwarfs
$     7,704     8-1/2s, March 1, 2006                                  $      7,988
 26,912,145    7-1/2s, with various due dates to July, 1, 2025           27,080,343
  6,366,344    7s, with various due dates to August 1, 2025               6,278,807
               Government National Mortgage Association
  2,826,566    8s, with various due dates to September 15, 2025           2,906,050
  4,048,907    7-1/2s, with various due dates to June 15, 2024            4,282,146
  4,324,789    midgets 7-1/2s, April 15, 2008                             4,419,369
  6,083,000    TBA 7-1/2s, October 14, 2025+++                            6,143,886
  9,369,516    7s, with various due dates to July 15, 2025                9,071,351
 21,123,000    TBA 6-1/2s, October 14, 2025+++                           20,383,695
  3,000,000    U.S. Treasury Bonds 10-3/4s, August 15, 2005               3,975,480
  5,770,000    U.S. Treasury Bonds 10-3/4s, May 15, 2003                  7,350,461
  3,325,000    U.S. Treasury Bonds 9-3/8s, February 15, 2006              4,103,782
 11,565,000    U.S. Treasury Notes 7-1/2s, February 15, 2005             12,596,829
  9,710,000    U.S. Treasury Notes 6-1/2s, August 15, 2005                9,948,186
 15,605,000    U.S. Treasury Notes 6-1/2s, May 15, 2005                  15,963,447
 -----------------------------------------------------------------------------------
               Total U.S. Government and Agency Obligations (cost
                $132,640,005)                                          $134,511,820
 -----------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (31.9%)*
PRINCIPAL AMOUNT                                                               VALUE

Advertising (0.4%)
 -----------------------------------------------------------------------------------
$   800,000    Universal Outdoor, Inc. sub. deb. 11s, 2003             $    784,000
  1,000,000    Universal Outdoor, Inc. sr. notes stepped-coupon
                zero % (14s, 7/1/99), 2004++                                622,600
                                                                       -------------
                                                                          1,406,600
Aerospace and Defense (0.4%)
 -----------------------------------------------------------------------------------
    250,000    Alliant Techsystems, Inc. sr. sub. notes 11-3/4s,
                2003                                                        271,250
    850,000    K&F Industries Inc. sub. deb. 13-3/4s, 2001                  881,875
                                                                       -------------
                                                                          1,153,125
Agriculture (1.1%)
 -----------------------------------------------------------------------------------
  1,380,000    PMI Holdings Corp. Ser. B, sub. disc. deb. stepped-
                coupon zero % (11-1/2s, 9/1/00), 2005++                     717,600
  1,000,000    PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004           1,031,750
  1,225,140    PSF Finance (L.P.) sr. notes 12s, 2000                     1,277,208
    831,000    PSF Finance (L.P.) sr. disc. notes stepped-coupon
               zero % (12s, 9/15/96), 2003++                                725,048
                                                                       -------------
                                                                          3,751,606
Aluminum (0.6%)
 -----------------------------------------------------------------------------------
  1,720,000    Kaiser Aluminum & Chemical Corp. sr. sub. notes
                12-3/4s, 2003                                             1,861,900

 CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                   VALUE

Automotive (0.6%)
 ----------------------------------------------------------------------------------------
$  200,000     Aftermarket Technology corp. sr. sub. notes 12s, 2004         $  210,500
 1,450,000     Key Plastics Corp. sr. notes 14s, 1999                         1,522,500
   175,000     P.T. Astra International bonds 9-3/4s, 2001 (Indonesia)          178,938
                                                                            -------------
                                                                              1,911,938
Banks (0.5%)
 ----------------------------------------------------------------------------------------
   250,000     Banco del Sud S.A. sr. unsub. med. term notes 10-1/8s, 1997
                (Argentina)                                                     236,875
 1,850,000     Banco Nacional bonds 7-1/4s, 2004 (Mexico)                     1,433,750
                                                                            -------------
                                                                              1,670,625
Broadcasting (1.8%)
 ----------------------------------------------------------------------------------------
 1,150,000     Commodore Media, Inc. sr. sub. notes stepped-coupon 7-1/2s
                (13-1/4s, 5/1/98), 2003++                                     1,029,250
   375,000     Echostar Communications sr. disc. notes stepped-coupon
                zero % (12-7/8s, 6/1/99), 2004++                                176,250
   250,000     New City Broadcasting Corp. sr. sub. notes 11-3/8s, 2003         243,750
 1,000,000     Panamsat (L.P.) sr. sub. notes stepped-coupon zero %
                (11-3/8s, 8/1/98), 2003++                                       780,000
 1,000,000     Paxson Communications Corp. 144A sr. sub. notes 11-5/8s, 2002    980,000
   579,000     Petracom Hldgs. notes stepped-coupon zero %
                (17-1/2s, 8/1/98), 2003++                                       368,389
 1,250,000     SFX Broadcasting, Inc. sr. sub. notes 11-3/8s, 2000            1,303,125
   935,061     Telemedia Broadcasting Corp. 144A deb. stepped-
                coupon 6.4s (16s, 6/15/99), 2004++                              841,555
                                                                            -------------
                                                                              5,722,319
Building and Construction (1.0%)
 ----------------------------------------------------------------------------------------
   250,000     Miles Homes Services sr. notes 12s, 2001                         187,500
 1,500,000     Presley Co. sr. notes 12-1/2s, 2001                            1,252,500
 1,000,000     Schuller International Corp. sr. notes 10-7/8s, 2004           1,100,000
   800,000     Scotsman Group, Inc. sr. secd. notes 9-1/2s, 2000                798,000
                                                                            -------------
                                                                              3,338,000
Business Services (0.2%)
 ----------------------------------------------------------------------------------------
   500,000     Corporate Express, Inc. Ser. B, sr. sub. notes 9-1/8s, 2004      495,000

Cable Television (1.6%)
 ----------------------------------------------------------------------------------------
 1,645,884     Adelphia Communications Corp. sr. notes 9-1/2s, 2004##         1,382,543
 1,000,000     CF Cable TV, Inc. sr. notes 11-5/8s, 2005(Canada)              1,080,000
 1,194,914     Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003##         1,123,219
 1,200,000     Insight Communications Co. sr. sub. notes stepped-
                coupon 8-1/4s (11-1/4s, 2/29/96), 2000++                      1,212,000
   750,000     Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                coupon zero % (13-1/2s, 8/1/99), 2004++                         510,000
                                                                            -------------
                                                                              5,307,762
Cellular Communications (2.0%)
 ----------------------------------------------------------------------------------------
   285,000     Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                (13-1/4s, 12/1/99), 2004++                                      183,825



CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                   VALUE

Cellular Communications (continued)
 ----------------------------------------------------------------------------------------
$1,000,000     Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
                (11-3/4s, 9/1/98), 2003++                                   $   770,000
   250,000     Cencall Communications Corp. sr. disc. notes stepped-
                coupon zero % (10-1/8s, 1/15/99), 2004++                        129,375
 1,200,000     Centennial Cellular Corp. sr. notes 8-7/8s, 2001               1,146,000
   500,000     Commnet Cellular Inc. bonds 11-1/4s, 2005                        517,500
   750,000     Dial Call Communications, Inc. sr. disc. notes stepped-
                coupon zero % (12-1/4s, 4/15/99), 2004++                        395,625
 1,200,000     Horizon Cellular Telephone Co. Ser. B, sr. sub. disc. notes
                stepped-coupon zero % (11-3/8s, 10/1/97), 2000++              1,008,000
   250,000     NEXTEL Communications, Inc. sr. disc. notes stepped-
                coupon zero % (9-3/4s, 2/15/99), 2004++                         123,125
 1,500,000     NEXTEL Communications, Inc. sr. disc. notes stepped-
                coupon zero % (11-1/2s, 9/1/98), 2003++                         847,500
 1,700,000     Pricellular Wireless sr. disc. notes Ser. B, stepped-
                coupon zero % (14s, 11/15/97), 2001++                         1,415,250
                                                                            -------------
                                                                              6,536,200
Chemicals (1.1%)
 ----------------------------------------------------------------------------------------
 1,000,000     Acetex Corp. 144A sr. notes 9-3/4s, 2003 (Canada)              1,008,750
 1,250,000     G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998          906,250
   250,000     OSI Specialties Inc. sr. sub. notes 9-1/4s, 2003                 272,500
 1,750,000     OSI Specialties Inc. Ser. B, sr. secd. disc. deb. stepped-
                coupon zero % (11-1/2s, 4/15/99), 2004++                      1,435,000
                                                                            -------------
                                                                              3,622,500
Computer Equipment (0.6%)
 ----------------------------------------------------------------------------------------
 1,000,000     Computervision Corp. sr. sub. notes 11-3/8s, 1999              1,020,000
 1,000,000     Computervision Corp. sr. notes 10-7/8s, 1997                   1,042,500
                                                                            -------------
                                                                              2,062,500
Conglomerates (1.6%)
 ----------------------------------------------------------------------------------------
   985,000     Axia, Inc. Ser. B, sr. sub. notes 11s, 2001                      965,300
 1,650,000     Haynes International, Inc. sr. sub. notes 13-1/2s, 1999        1,105,500
 1,500,000     MacAndrews & Forbes Group, Inc. deb. 12-1/4s, 1996             1,507,500
   750,000     MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999     750,000
 1,125,000     Talley Industries, Inc. sr. disc. deb. stepped-coupon
                zero % (12-1/4s, 10/15/98), 2005++                              810,000
                                                                            -------------
                                                                              5,138,300
Consumer Services (0.5%)
 ----------------------------------------------------------------------------------------
   750,000     Solon Automated Services, Inc. sr. sub. deb. 13-3/4s, 2002       750,000
   750,000     Solon Automated Services, Inc. notes 12-3/4s, 2001               750,000
                                                                            -------------
                                                                              1,500,000
Containers (0.7%)
 ----------------------------------------------------------------------------------------
 1,500,000     Ivex Packaging Corp. sr. sub. notes 12-1/2s, 2002              1,627,500
 1,000,000     Ivex Holdings Corp. sr. disc. deb. stepped-coupon zero %
                (13-1/4s, 3/15/00), 2005++                                      580,000
                                                                            -------------
                                                                              2,207,500


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                   VALUE

Electric Utilities (0.9%)
 ----------------------------------------------------------------------------------------
$  900,000     Cleveland Electric Illuminating Co. Ser. B, 1st mtge. 9-1/2s,
                2005                                                        $   901,260
 1,950,000     Midland Funding Corp. II deb. Ser. A, deb. 11-3/4s, 2005       2,042,625
                                                                            -------------
                                                                              2,943,885
Electronics (0.8%)
 ----------------------------------------------------------------------------------------
 1,300,000     Amphenol Corp. sr. sub. notes 12-3/4s, 2002                    1,475,500
 2,100,000     International Semi-Tech. Corp. sr. secd. disc. notes stepped-
                coupon zero % (11-1/2s, 8/15/00), 2003++ (Canada)             1,092,000
                                                                            -------------
                                                                              2,567,500
Entertainment (0.3%)
 ----------------------------------------------------------------------------------------
 1,000,000     Premier Parks, Inc. sr. notes 12s, 2003                        1,020,000

Finance (0.2%)
 ----------------------------------------------------------------------------------------
   750,000     APP International Finance Co. company guaranty 11-3/4s,
                2005 (Netherlands)                                              761,250

Financial Services (0.5%)
 ----------------------------------------------------------------------------------------
 1,000,000     Comdata Network, Inc. sr. sub. deb. 13-1/4s, 2002              1,180,000
   500,000     First Federal Financial Corp. notes 11-3/4s, 2004                500,000
                                                                            -------------
                                                                              1,680,000
Food (1.4%)
 ----------------------------------------------------------------------------------------
   950,000     Chiquita Brands International Inc. sub. deb. 11-1/2s, 2001       988,000
 1,014,000     Del Monte Corp. sub. deb. notes 12-1/4s, 2002                    861,900
 2,000,000     Fresh Del Monte Produce Corp. NV 144A Ser. B, sr.
                notes 10s, 2003 (Netherlands)                                 1,700,000
 1,000,000     Mafco, Inc. sr. sub. notes 11-7/8s, 2002                       1,030,000
                                                                            -------------
                                                                              4,579,900
Food Chains (0.8%)
 ----------------------------------------------------------------------------------------
 1,250,000     Southland Corp. deb. 4s, 2004                                    798,438
 1,750,000     Stater Brothers sr. notes 11s, 2001                            1,763,125
                                                                            -------------
                                                                              2,561,563
Forest Products (0.5%)
 ----------------------------------------------------------------------------------------
   500,000     Gaylord Container Corp. sr. sub. disc. deb. stepped-
                coupon zero % (12-3/4s, 5/15/96), 2005++                        492,500
 1,150,000     Stone Container Corp. 1st mtge. 10-3/4s, 2002                  1,193,125
                                                                            -------------
                                                                              1,685,625
Health Care (1.1%)
 ----------------------------------------------------------------------------------------
 1,775,000     Columbia/HCA Healthcare bonds 6.87s, 2003                      1,776,109
 1,000,000     Graphic Controls Corp. 144A sr. sub. notes 12s, 2005           1,007,500
   650,000     Quorum Health Group, Inc. sr. sub. notes 11-7/8s, 2002           718,250
                                                                            -------------
                                                                              3,501,859
Hospital Management (0.4%)
 ----------------------------------------------------------------------------------------
   250,000     Paracelsus Healthcare Corp. sr. sub. notes 9-7/8s, 2003          254,375
 1,000,000     Tenet Healthcare Corp. sr. sub. notes 10-1/8s, 2005            1,057,500
                                                                            -------------
                                                                              1,311,875



CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                   VALUE

Insurance (0.8%)
 ----------------------------------------------------------------------------------------
$1,000,000     Penn Corp. Financial Group sr. sub. notes 9-1/4s, 2003        $1,005,000
   500,000     Reliance Group Holdings, Inc. sr. sub. deb. 9-3/4s, 2003         496,250
 1,000,000     Reliance Group Holdings, Inc. sr. notes 9s, 2000                 995,000
                                                                            -------------
                                                                              2,496,250
Lodging (0.2%)
 ----------------------------------------------------------------------------------------
   750,000     HMH Properties Inc. 144A sr. notes 9-1/2s, 2005                  738,750

Medical Supplies and Devices (0.1%)
 ----------------------------------------------------------------------------------------
   350,000     Wright Medical Technology, Inc. Ser. B, sr. secd.
                notes 10-3/4s, 2000                                             351,750

Metals and Mining (0.1%)
 ----------------------------------------------------------------------------------------
   451,000     Essar Gujarat Ltd. 144A deb. FRN 8.4s, 1999 (India)              447,618

Motion Picture Distribution (1.3%)
 ----------------------------------------------------------------------------------------
 1,500,000     AMC Entertainment, Inc. sr. sub. deb. 12-5/8s, 2002            1,657,500
 1,100,000     Act III Theatres, Inc. sr. sub. notes 11-7/8s, 2003            1,171,500
   465,000     Cinemark Mexico notes 12s, 2003                                  432,450
 1,000,000     Cinemark USA sr. notes 12s, 2002                               1,090,000
                                                                            -------------
                                                                              4,351,450
Oil and Gas (1.4%)
 ----------------------------------------------------------------------------------------
   500,000     Chesapeake Energy Corp. sr. exch. notes 12s, 2001                522,500
   500,000     Chesapeake Energy Corp. sr. notes 10-1/2s, 2002                  500,000
   600,000     Flores & Rucks, Inc. sr. notes 13-1/2s, 2004                     672,000
   750,000     Maxus Energy Corp. global notes 9-7/8s, 2002                     746,250
   250,000     Maxus Energy Corp. notes 9-1/2s, 2003                            240,625
    50,000     Petroleos Mexicanos 144A med. term notes 6-1/8s, 1996 (Mexico)    48,750
 1,750,000     Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002            1,833,125
                                                                            -------------
                                                                              4,563,250
Publishing (0.4%)
 ----------------------------------------------------------------------------------------
   750,000     Marvel Holdings, Inc. Ser. B, sr. notes zero %, 1998             540,000
 1,000,000     Marvel Parent Holdings, Inc. sr. secd. disc.
                notes zero %, 1998                                              710,000
                                                                            -------------
                                                                              1,250,000
Recreation (2.3%)
 ----------------------------------------------------------------------------------------
   715,000     Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000               579,150
   260,000     Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000            228,800
   875,000     Casino America, Inc. 1st mtge. deb. 11-1/2s, 2001                840,000
   400,000     Elsinore Corp. 1st mtge. 12-1/2s, 2000                           400,000
   500,000     Fitzgerald Gaming Co. 144A sr. notes 13s, 1996                   380,000
 1,000,000     Grate Bay Property Funding Corp. 1st mtge. 10-7/8s, 2004         842,500
 1,500,000     Lady Luck Gaming Corp. 1st mtge. Ser. B 10-1/2s, 2001          1,155,000
   515,000     Louisiana Casino Cruises Corp. 1st mtge. 11-1/2s, 1998           489,250
   750,000     Stratosphere Corp. 1st mtge. 14-1/4s, 2002                       791,250
   400,000     Trump Castle Funding Corp. 1st mtge. 11-3/4s, 2003               309,000
   594,000     Trump Castle Funding Corp. sr. sub. notes 11-1/2s, 2000          594,000
   550,000     Trump Holdings & Funding Corp. sr. notes 15-1/2s, 2005           544,500
   500,000     Trump Plaza Funding, Inc. 1st mtge. notes 10-7/8s, 2001          458,125
                                                                            -------------
                                                                              7,611,575



CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                   VALUE

Restaurants (0.3%)
 ----------------------------------------------------------------------------------------
$  500,000     Dominick's Finer Foods 144A sr. sub. notes 10-7/8s, 2005     $     508,750
   500,000     Flagstar Corp. sr. sub. notes 11-3/8s, 2003                       386,250
                                                                            -------------
                                                                                 895,000
Retail (1.6%)
 ----------------------------------------------------------------------------------------
 1,200,000     County Seat Stores Inc. sr. sub. notes 12s, 2002                1,134,000
 2,500,000     Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
               zero % (12s, 5/1/98), 2005++                                    1,725,000
 1,330,000     Loehmanns' Holdings, Inc. sr. sub. notes 13-3/4s, 1999          1,316,700
 1,200,000     Loehmanns' Holdings, Inc. sr. notes 10-1/2s, 1997               1,200,000
 1,750,000     Pay'n Pak Stores, Inc. sr. sub. deb. 13-1/2s, 1998
                (In Default)+                                                      1,094
                                                                            -------------
                                                                               5,376,794
School Buses (0.5%)
 ----------------------------------------------------------------------------------------
 1,500,000     Blue Bird Body Co. sub. deb. Ser. B, 11-3/4s, 2002              1,541,250

Specialty Consumer Products (--%)
 ----------------------------------------------------------------------------------------
    75,000     Herff Jones, Inc. 144A sr. sub. notes 11s, 2005                    77,250

Steel (0.4%)
 ----------------------------------------------------------------------------------------
 1,500,000     Ispat Mexicana, SA 144A notes 10-3/8s, 2001 (Mexico)            1,342,500

Telephone Services (0.1%)
 ----------------------------------------------------------------------------------------
   250,000     Philippines Long Distance Telephone Co. deb 10-5/8s,
                2004 (Philippines)                                               269,063

Telephone Utilities (0.6%)
 ----------------------------------------------------------------------------------------
   700,000     Intermedia Communications of Florida sr. notes 13-1/2s, 2005      745,500
 2,140,000     Telewest Communications PLC deb. stepped-coupon zero %
                (11s, 10/1/00), 2007 (United Kingdom)++                        1,265,275
                                                                            -------------
                                                                               2,010,775
Textiles (0.2%)
 ----------------------------------------------------------------------------------------
   750,000     Foamex (L.P.) Capital Corp. sr. sub. deb. 11-7/8s, 2004           735,000
 ----------------------------------------------------------------------------------------
               Total Corporate Bonds and Notes
                (cost $103,365,566)                                         $104,357,607
 ----------------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS AND NOTES (23.4%)*
PRINCIPAL AMOUNT                                                            VALUE

AUD        1,975,000    Australia (Government of) notes 8-3/4s, 2001  $ 1,528,188
USD          500,000    Buenos Aires (Province of) bonds 9-1/2s, 1997     485,000
CAD        1,725,000    Canada (Government of) deb. 9s, 2004            1,389,823
CAD        6,830,000    Canada (Government of) bonds, 6-1/2 2004        4,698,584
USD          500,000    Czech (Republic of) National Bank 144A bonds      496,250
                         7s, 1996
FRF       36,980,000    France Treasury bills 7-3/4s, 2000              7,762,948
FRF       37,574,000    France (Government of) OAT deb. 8-1/2s, 2002    8,150,691
DEM        4,800,000    Germany (Republic of) bonds 8-1/4s, 2001        3,703,289
DEM       14,175,000    Germany (Republic of) bonds 7-3/8s, 2005       10,395,661
DEM       13,070,000    Germany (Republic of) bonds 6-7/8s, 2005        9,310,889
ITL    8,410,000,000    Italy (Government of) bonds 12s, 2003           5,301,206

FOREIGN GOVERNMENT BONDS AND NOTES (continued)
PRINCIPAL AMOUNT                                                          VALUE

ITL    5,245,000,000    Italy (Government of) bonds 10-1/2s, 2005   $ 3,050,244
ITL    3,785,000,000    Italy (Government of) notes 8-1/2s, 1999      2,166,959
NLG        7,325,000    Netherlands (Government of) bonds 9s, 2000    5,178,183
USD          260,000    Panama (Republic of) FRN 7-1/4s, 2002           204,750
ESP      535,200,000    Spain (Government of) bonds 10.833s, 2000     4,567,986
THB        6,000,000    Thailand (IFC of) bonds FRN 11s, 1996           241,029
GBP        2,200,000    United Kingdom Treasury notes 7-3/4s, 2006    3,367,363
GBP        3,025,000    United Kingdom Treasury notes 7s, 2001        4,582,314
 -------------------------------------------------------------------------------
                        Total Foreign Government Bonds and
                         Notes (cost $75,734,280)                   $76,581,357
 -------------------------------------------------------------------------------

 UNITS (2.4%)*
NUMBER OF UNITS                                                             VALUE

      290     America Telecasting 144A unit stepped-coupon zero %
               (14-1/2s, 8/15/00), 2005++                              $   136,300
    1,000     Australis Media units stepped-coupon zero %
               (14s, 5/15/00), 2003 (Australia)++                         600,000
      125     Celcaribe S.A. 144A units stepped-coupon zero %
               (13-1/2s, 3/15/98), 2004++                               1,112,500
    1,235     Cellnet Data Systems Inc. units stepped-coupon zero %
               (13s, 6/15/00), 2005++                                     703,950
1,000,000     Hollywood Casino units 13-1/2s, 1998                      1,210,000
    1,350     ICF Kaiser International, Inc. sr. sub. units 12s, 2003   1,279,125
      296     Intelcom Group (USA) Inc. 144A units stepped-coupon
               zero % (13-1/2s, 9/15/00), 2005++                        1,628,000
    2,752     Premium Standard Farms 144A exch. pfd. units 12-1/2s,
               2000                                                       302,720
      500     Terex Corp. 144A Units 13-3/4s, 2002                        407,500
      645     Total Renal Care, Inc. units stepped-coupon zero %
               (12s, 8/15/97), 2004++                                     612,750
 ----------------------------------------------------------------------------------
              Total Units (cost $7,685,298)                            $7,992,845
 ----------------------------------------------------------------------------------
COMMON STOCKS (1.5%)*
NUMBER OF SHARES                                                            VALUE

   58,361     Ampex Corp. Class A+                                     $  258,977
   12,730     Applause Enterprises, Inc. (acquired various dates from
               1/17/89 to 6/07/89, cost $3,340)+#                          44,555
    2,955     Axia Holding Corp. 144A+                                     82,740
    4,000     Capital Gaming International, Inc. 144A+                      2,000
  114,603     Computervision Corp.+                                     1,389,561
   10,250     Chesapeake Energy Corp.+                                    324,156
   53,023     Grand Union Co. (acquired 06/20/1995, cost $50,875)+#       689,299
   16,807     Elsinore Corp.+                                               8,404
   28,724     Gaylord Container Corp. A+                                  271,083
    3,770     IFINT Diversified Holdings 144A+                            188,500
   35,327     Lady Luck Gaming Corp. (acquired 10/01/93,
               cost $29,100)#+                                             70,654
  117,371     Loehmanns' Holdings, Inc. 144A+                             205,399
   60,000     NEXTEL Communications, Inc. Class A+                      1,012,500
      464     PMI Holdings Corp. 144A+                                     92,800
      327     Premium Holdings L.P. (acquired various dates from
               01/04/94 to 09/29/94, cost $21,314)+++                      32,699
      735     Pyramid Communications, Inc. New Class B 144A+               17,642
   10,050     Specialty Foods Corp.+                                       12,563
    3,499     Taj Mahal Holding Corp. Class A+                             34,990
   25,000     Total Renal Care, Inc. 144A+                                181,250
 ----------------------------------------------------------------------------------
              Total Common Stocks (cost $7,864,517)                    $4,919,772
 ----------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (1.0%)*

PRINCIPAL AMOUNT                                                             VALUE

$1,000,000     Citicorp Mtg. Securities, Inc. 1992-10 M, 8s, 2022       $1,031,875
   826,867     Resolution Trust Corp. Ser. 94-1 A2A, 7-3/4s, 2029          833,069
 1,491,150     Resolution Trust Corp. Ser. 94-1 M1, 7.14s, 2029          1,437,562
 -----------------------------------------------------------------------------------
               Total Asset-Backed Securities (cost $3,057,806)          $3,302,506
 -----------------------------------------------------------------------------------
PREFERRED STOCKS (0.8%)*
NUMBER OF SHARES                                                             VALUE

    29,202     Foxmeyer Health Corp. Ser. A, $4.20 pfd.                 $1,091,425
    24,468     Pyramid Communications, Inc. Ser. C, $3.125 exch. pfd.+     590,292
     3,700     SDW Holdings Corp. 144A units $15.00 pfd.                 1,036,000
 -----------------------------------------------------------------------------------
               Total Preferred Stocks (cost $2,638,053)                 $2,717,717
 -----------------------------------------------------------------------------------
BRADY BONDS (0.8%)*
PRINCIPAL AMOUNT                                                             VALUE

$1,720,000     Argentina (Republic of) FRN 6.813s, 2005                 $1,066,400
 1,225,000     Brazil (Republic of) FRN 7-1/4s, 2006                       813,094
   846,450     Brazil (Republic of) FRN 6.688s, 2001                       717,366
 -----------------------------------------------------------------------------------
               Total Brady Bonds (cost $2,422,213)                      $2,596,860
 -----------------------------------------------------------------------------------

 WARRANTS (0.2%)*+
NUMBER OF WARRANTS                                   EXPIRATION DATE         VALUE

32,500         Becker Gaming Corp. 144A                     11/15/00     $ 16,250
 6,825         Capital Gaming International, Inc.             2/1/99          853
 1,387         Casino America, Inc.                         11/15/96          208
 7,860         Casino Magic Finance Corp.                   10/14/96          393
 9,091         Cinemark Mexico USA, Inc.                      8/1/03       84,228
 1,150         Commodore Media 144A                           5/1/00       92,000
 1,200         County Seat Holdings, Inc.                   10/15/98       24,000
   750         Dial Page, Inc.                                1/1/97        1,313
 9,900         Echostar Communications Corp.                  6/1/04      111,375
 9,999         Elsinore Corp.                                10/8/98        1,000
 3,000         Fitzgerald Gaming Co. 144A                    3/15/99       30,000
   700         Intermedia Communications 144A                 6/1/00        7,000
 1,470         Louisiana Casino Cruises, Inc. 144A           12/1/98       22,050
 1,500         OSI Specialties Inc. 144A                     4/15/99       90,000
 1,840         Pagemart, Inc. 144A                          12/31/03       16,560
 1,750         Payless Cashways, Inc.                        11/1/96          438
 1,400         Petracom Holdings, Inc.                        8/1/05        9,975
 1,500         President Riverboat Casinos, Inc.
                144A                                         9/23/96           75
12,500         Southdown, Inc. 144A                         10/31/96       31,250
    21         Telemedia Broadcasting Corp. 144A              4/1/04       15,923
   500         Universal Outdoor, Inc. 144A                   7/1/04       20,000
   100         Wright Medical Technology, Inc. 144A          6/30/03       16,538
 ---------------------------------------------------------------------------------
               Total Warrants (cost $497,584)                            $591,429
 ---------------------------------------------------------------------------------

 CONVERTIBLE BONDS AND NOTES (0.2%)* (COST $641,332)
PRINCIPAL AMOUNT                                                            VALUE

$900,000       Pricellular Wireless 144A cv. sub. notes stepped-
                coupon zero % (10-3/4s, 8/15/00), 2004++                 $544,500
---------------------------------------------------------------------------------

 PURCHASED OPTION OUTSTANDING (-%)* (cost $127,323)
                                                      EXPIRATION DATE/
Contract Amount                                           STRIKE PRICE             VALUE

$7,740,000       US Dollars In Exchange For
                  Deutschemarks                       Dec. 95/DEM1.490          $ 64,242
 ---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (2.5%)*
PRINCIPAL AMOUNT                                                                  VALUE

IDR    1,000,000,000    Bank Tabunga Negara zero %, February 12, 1996     $     415,363
USD              500    Mexican Tesobono bonds zero %, October 19, 1995        497,030
                          U.S. Dollar Certificate of Deposit (Issued by
                          J.P. Morgan Securities, Inc. The principal at
                          redemption is linked to the bid price for the
                          Polish Treasury Bill, at maturity, and the change
                          in the spot rate of the Polish Zloty from issue
                          date to maturity date.)
USD          290,868    zero %, January 25, 1996                               262,770
USD          282,575    zero %, October 20, 1995                               269,972
                        Interest in $652,192,000 joint repurchase agreement
                          dated September 29, 1995 with Goldman, Sachs &
                          Co. due October 2, 1995 with respect to various
                          U.S. Treasury obligations--maturity value of
           6,612,000      $6,615,513 for an effective yield of 6.375%        6,614,342
 --------------------------------------------------------------------------------------
                        Total Short-Term Investments
                         (cost $8,084,710)                                $  8,059,477
 --------------------------------------------------------------------------------------
                        Total Investments (cost $344,758,687)***          $346,240,132
 --------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $326,734,657, which correspond to a net asset value per share of $8.38.

  + Non-income-producing security.

 ## Income may be received in cash or additional securities at the discretion of the issuer.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++ TBA's are mortgage-backed securities traded under delayed delivery commitments settling after September 30, 1995. Although the unit price for the trades has been established, the principal amount has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases at September 30, 1995 was $26,561,031.

TBA Sale Commitments Outstanding at September 30, 1995 (proceeds receivable $21,341,475)

                      Principal       Delivery    Coupon       Market
     Agency             Amount          Month      Rate         Value
 ------------------------------------------------------------------------
FNMA                 $ 18,297,000      Oct. 95    7-1/2s     $ 18,411,356
GNMA                   2,826,000       Oct. 95        8s       2,905,467
 ------------------------------------------------------------------------
                                                             $ 21,316,823
 ------------------------------------------------------------------------

  # Restricted, excluding 144A securities, as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at September 30, 1995 was $837,207 or 0.3% of net assets.


*** The aggregate identified cost for federal income tax purposes is $344,925,082, resulting in gross unrealized appreciation and depreciation of $11,135,813 and $9,820,763, respectively, or net unrealized appreciation of $1,315,050.

Forward Cross Currency Contracts Outstanding at September 30, 1995 (aggregate face value $3,570,520)

                                      In
                     Market        Exchange        Market    Delivery     Unrealized
                     Value            For          Value        Date     Depreciation
 -------------------------------------------------------------------------------------
Deutschemarks                       French
                   $1,922,096       Francs      $1,927,480   11/14/95      $ (5,384)
Deutschemarks                       French
                    1,753,737       Francs       1,758,604   11/14/95        (4,867)
 -------------------------------------------------------------------------------------
                   $3,675,833                   $3,686,084                 $(10,251)
 -------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at September 30, 1995

                                                              Unrealized
                       Market       Aggregate   Delivery    Appreciation/
                        Value      Face Value      Date     (Depreciation)
 -------------------------------------------------------------------------
Australian
Dollars             $ 1,432,163   $ 1,443,723   12/13/95       $(11,560)
Australian
Dollars               1,824,123     1,809,724   12/13/95         14,399
Australian
Dollars                   7,538         7,538   12/13/95          --
Canadian Dollars      2,151,830     2,145,400   12/13/95          6,430
Danish Krona          2,219,368     2,152,984   12/13/95         66,384
Danish Krona            306,742       306,074   12/13/95            668
Deutschemarks         2,127,939     2,069,389   12/13/95         58,550
Deutschemarks         3,406,107     3,322,032   12/13/95         84,075
Deutschemarks         1,776,794     1,725,168   12/13/95         51,626
Deutschemarks         1,825,954     1,832,715   12/13/95         (6,761)
Deutschemarks         1,979,673     1,979,673   12/13/95          --
Deutschemarks           505,649       507,863   12/13/95         (2,214)
Deutschemarks         2,318,177     2,260,150   12/13/95         58,027
Japanese Yen          9,893,044     9,849,172   12/14/95         43,872
Japanese Yen          4,053,488     4,036,938   12/14/95         16,550
Japanese Yen          6,466,377     6,420,213   12/14/95         46,164
New Zealand
Dollars               1,305,820     1,299,609   10/16/95          6,211
Spanish Peseta        1,045,460     1,021,731   12/13/95         23,729
Spanish Peseta        1,334,921     1,305,493   12/13/95         29,428
Spanish Peseta          152,792       153,028   12/13/95           (236)
Swedish Krona         2,365,151     2,282,268   12/13/95         82,883
 -------------------------------------------------------------------------
                    $48,499,110   $47,930,885                  $568,225
 -------------------------------------------------------------------------

Forward Currency Contracts to Sell at September 30, 1995

                                                            Unrealized
                     Market       Aggregate   Delivery    Appreciation/
                      Value      Face Value      Date     (Depreciation)
 -----------------------------------------------------------------------
British Pounds    $   552,302   $   552,821   12/13/95      $      519
Canadian
Dollars               938,168       925,994   12/13/95         (12,174)
Deutschemarks       4,143,512     4,050,390   12/13/95         (93,122)
Deutschemarks       1,404,580     1,360,674   12/13/95         (43,906)
Deutschemarks       2,127,939     2,071,937   12/13/95         (56,002)
Deutschemarks       1,488,855     1,450,068   12/13/95         (38,787)
Deutschemarks       8,638,168     8,411,407   12/13/95        (226,761)
Deutschemarks       3,637,863     3,521,366   12/13/95        (116,497)
Deutschemarks       1,755,725     1,744,470   12/13/95         (11,255)
Deutschemarks         140,084       135,558   10/20/95          (4,526)
Deutschemarks         140,767       136,054    1/25/96          (4,713)
French Francs       7,055,771     6,864,176   12/13/95        (191,595)
Italian Dollars       364,822       365,349   12/13/95             527
Italian Lira        5,142,052     5,087,423   12/13/95         (54,629)
Japanese Yen        1,733,547     1,795,048   12/13/95          61,501
Japanese Yen          610,040       632,796   12/13/95          22,756
Japanese Yen        3,039,621     3,073,172   12/13/95          33,551
Japanese Yen        2,168,263     2,146,009   12/13/95         (22,254)
Netherland
 Guilders           1,192,309     1,153,424   12/13/95         (38,885)
Netherland
 Guilders           4,142,351     3,987,795   12/13/95        (154,556)
Spanish Peseta      3,940,428     3,839,073   12/13/95        (101,355)
 -----------------------------------------------------------------------
                  $54,357,167   $53,305,004                 ($1,052,163)
 -----------------------------------------------------------------------

Written Options Outstanding at September 30, 1995
(Premium received $33,282)

                                                 Expiration
Contract                                            Date/
Amount                                          Strike Price     Value
-----------------------------------------------------------------------
$7,740,000     US Dollars in Exchange For          Dec. 95
                Deutschemarks                      DEM1.565     $19,350
-----------------------------------------------------------------------

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

Percentage of net assets invested in foreign countries at September 30, 1995

 Argentina        0.8%       Italy                   3.2%
Australia         0.7        Mexico                  0.9
Brazil            1.5        Netherlands             2.3
Canada            2.5        Panama                  0.1
Czech             0.2        Philippines             0.1
France            4.9        Poland                  0.2
Germany           7.2        Spain                   1.4
India             0.2        Thailand                0.1
Indonesia         0.2        United Kingdom          2.8

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

 Assets
 ----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $344,758,687) (Note 1)       $346,240,132
 ----------------------------------------------------------------------------------------------
Cash                                                                                 1,205,077
 ----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            6,495,989
 ----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      33,480,684
 ----------------------------------------------------------------------------------------------
Receivable for open forward and forward cross currency contracts                       707,850
 ----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                     1,116,063
 ----------------------------------------------------------------------------------------------
Total assets                                                                      $389,245,795
 ----------------------------------------------------------------------------------------------
Liabilities
 ----------------------------------------------------------------------------------------------
Payable for securities purchased                                                  $ 35,959,726
 ----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                1,941,928
 ----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           611,550
 ----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             2,444
 ----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              475
 ----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              65,249
 ----------------------------------------------------------------------------------------------
Payable for open forward and forward cross currency contracts                        1,202,039
 ----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                        1,314,098
 ----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  77,456
 ----------------------------------------------------------------------------------------------
Written options outstanding, at value (premium received $33,282)                        19,350
 ----------------------------------------------------------------------------------------------
TBA sale commitments outstanding, at value (proceeds receivable $21,341,475)        21,316,823
 ----------------------------------------------------------------------------------------------
Total liabilities                                                                   62,511,138
 ----------------------------------------------------------------------------------------------
Net assets                                                                        $326,734,657
 ----------------------------------------------------------------------------------------------
Represented by
 ----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   $359,297,889
 ----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (2,958,512)
 ----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions and foreign currency
transactions (Note 1)                                                              (30,623,661)
 ----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign currency transactions                                                        1,018,941
 ----------------------------------------------------------------------------------------------
Total--Representing net assets applicable
to capital shares outstanding                                                     $326,734,657
 ----------------------------------------------------------------------------------------------
Computation of net asset value
 ----------------------------------------------------------------------------------------------
Net asset value per share
($326,734,657 divided by 38,995,338 shares)                                       $       8.38
 ----------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended September 30, 1995

Investment income:
 ----------------------------------------------------------------------------------------
Interest (net of foreign tax of $155,434)                                    $28,925,549
 ----------------------------------------------------------------------------------------
Dividends                                                                        248,579
 ----------------------------------------------------------------------------------------
Total investment income                                                      $29,174,128
 ----------------------------------------------------------------------------------------
Expenses:
 ----------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                             $ 2,378,222
 ----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   436,954
 ----------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                 14,722
 ----------------------------------------------------------------------------------------
Reports to shareholders                                                          143,352
 ----------------------------------------------------------------------------------------
Auditing                                                                         106,908
 ----------------------------------------------------------------------------------------
Legal                                                                             14,407
 ----------------------------------------------------------------------------------------
Postage                                                                          112,541
 ----------------------------------------------------------------------------------------
Administrative services (Note 2)                                                   9,371
 ----------------------------------------------------------------------------------------
Registration fees                                                                    693
 ----------------------------------------------------------------------------------------
Other                                                                             39,035
 ----------------------------------------------------------------------------------------
Total expenses                                                                 3,256,205
 ----------------------------------------------------------------------------------------
Fees paid indirectly (Note 2)                                                   (207,446)
 ----------------------------------------------------------------------------------------
Net expenses                                                                   3,048,759
 ----------------------------------------------------------------------------------------
Net investment income                                                         26,125,369
 ----------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                              (2,567,559)
 ----------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                               7,070
 ----------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                            70,298
 ----------------------------------------------------------------------------------------
Net realized loss on forward currency contracts and foreign currency
(Notes 1 and 3)                                                               (6,076,577)
 ----------------------------------------------------------------------------------------
Net unrealized gain on forward currency contracts and foreign currency
translation during the year                                                       94,936
 ----------------------------------------------------------------------------------------
Net unrealized appreciation of investments, options, futures contracts
and TBA sale committments during the year                                     16,406,260
 ----------------------------------------------------------------------------------------
Net gain on investment transactions                                            7,934,428
 ----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $34,059,797
 ----------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                Year ended
                                                               September 30
                                                       ----------------------------
                                                           1995           1994
 ----------------------------------------------------------------------------------
Increase (decrease) in net assets
 ----------------------------------------------------------------------------------
Operations:
 ----------------------------------------------------------------------------------
Net investment income                                 $ 26,125,369    $ 24,151,350
 ----------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transaction                                    (8,566,768)     (7,532,954)
 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments, and assets and liabilities in foreign
currency transactions                                   16,501,196     (20,029,390)
 ----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                         34,059,797      (3,410,994)
 ----------------------------------------------------------------------------------
Distributions to shareholders:
 ----------------------------------------------------------------------------------
From net investment income                             (19,003,541)    (21,686,230)
 ----------------------------------------------------------------------------------
From net realized gain on investments                      --           (2,174,004)
 ----------------------------------------------------------------------------------
From return of capital (Note 1)                         (5,547,437)     (3,053,313)
 ----------------------------------------------------------------------------------
Shares repurchased (Note 4)                                (70,000)        --
 ----------------------------------------------------------------------------------
Total increase (decrease) in net assets                  9,438,819     (30,324,541)

Net assets
 ----------------------------------------------------------------------------------
Beginning of year                                     $317,295,838    $347,620,379
 ----------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $2,958,512 and $9,020,787,
respectively)                                         $326,734,657    $317,295,838
 ----------------------------------------------------------------------------------
Number of fund shares
 ----------------------------------------------------------------------------------
Shares outstanding at beginning of year                 39,005,338      39,005,338
 ----------------------------------------------------------------------------------
Shares repurchased                                         (10,000)        --
 ----------------------------------------------------------------------------------
Shares outstanding at the end of year                   38,995,338      39,005,338
 ----------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                           Year ended September 30
                                            -----------------------------------------------------
                                               1995       1994       1993       1992         1991
 ------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.13   $   8.91   $   8.71   $   8.16    $   7.60
 ------------------------------------------------------------------------------------------------
Investment operations
 ------------------------------------------------------------------------------------------------
Net investment income                           .67        .62        .68        .74         .76
 ------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                  .21       (.71)       .29        .63         .67
 ------------------------------------------------------------------------------------------------
Total from investment operations                .88       (.09)       .97       1.37        1.43
 ------------------------------------------------------------------------------------------------
Less distributions to shareholders:
 ------------------------------------------------------------------------------------------------
From net investment income                     (.49)      (.55)      (.68)      (.74)       (.76)
 ------------------------------------------------------------------------------------------------
In excess of net investment income            --         --          (.09)     --          --
 ------------------------------------------------------------------------------------------------
From net realized gain on investments         --          (.06)     --         --          --
 ------------------------------------------------------------------------------------------------
From return of capital                         (.14)      (.08)     --          (.08)       (.11)
 ------------------------------------------------------------------------------------------------
Total distributions                            (.63)      (.69)      (.77)      (.82)       (.87)
 ------------------------------------------------------------------------------------------------
Net asset value, end of period             $   8.38   $   8.13   $   8.91   $   8.71    $   8.16
 ------------------------------------------------------------------------------------------------
Market value, end of period                $  7.375   $  7.250   $  8.375   $  8.500    $  7.750
 ------------------------------------------------------------------------------------------------
Total investment return at market
value (%) (a)                                 10.90      (5.57)      7.89      21.13       36.82
 ------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $326,735   $317,296   $347,620   $339,871    $317,747
 ------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (b)                                 1.03        .92        .96        .98        1.08
 ------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                         8.24       7.18       7.83       8.76        9.65
 ------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       219.63     204.92     237.63     134.43      204.31
 ------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.

Notes to financial statements
September 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. government sector, high- yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) TBA purchase commitments The fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities they own. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts they have entered into, the fund may dispose of a commitment prior to settlement if the fund's manager deem it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

C) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short- term money market instruments.

D) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discount on zero coupon bonds, original issue discount bonds and stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method. Certain securities held by the fund pay interest in the form of additional securities; interest on such securities is recorded on the accrual basis at the lower of the coupon rate or market value of the securities to be received, and is allocated to the cost of the securities received on the payment date.

Foreign currency-denominated receivables and payables are "marked-to- market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized translation gain or loss. Upon receipt or payment, the fund realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable. Foreign currency gains and losses related to interest receivable are reported as part of interest income.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.


Futures and Options Contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.


The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.



Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.


Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to dis tribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and for excise tax on income and capital gains.

At September 30, 1995 the fund had a capital loss carryover of approximately $21,453,892 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

 Loss carryover         Expiration
----------------    --------------------
$14,418,915           September 30, 1999
$7,034,977            September 30, 2003

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of post-October loss deferrals, interest on payment-in-kind securities and realized and unrealized gains and losses on forward foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $1,059,553 to increase distributions in excess of net investment income and $1,738,657 to increase paid-in-capital, with an increase to accumulated net realized loss of $679,104. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2

Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the Fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $910 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided to the fund by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.


For the year ended September 30, 1995, fund expenses were reduced by $207,446 under expense offset arrangements with PFTC.

Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

Note 3
Purchases and sales of securities

During the year ended September 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $271,877,944 and $303,856,876, respectively. Purchases and sales of U.S. government obligations aggregated $404,440,000 and $358,561,330, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions on foreign currencies during the year are summarized as follows:

                                                  Contract       Premiums
                                                   Amounts       Received
 --------------------------------------------------------------------------
Options written                                  15,307,000      $ 67,687
Options sold                                     (7,567,000)      (34,405)
 --------------------------------------------------------------------------
Written options outstanding at end of year        7,740,000      $ 33,282
 --------------------------------------------------------------------------

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.


For the year ended September 30, 1995, the fund repurchased 10,000 shares for $70,000, which reflects a discount from net asset value of $11,567 or 13.80%.

Federal tax information
(unaudited)

For the year ended September 30, 1995, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. This is the result of losses on foreign currency transactions incurred in the fiscal year ended September 30, 1994. Federal tax law allows certain losses sustained in a fund's fiscal year to be deferred into the following year. These losses must be reclassified as ordinary losses for tax purposes, reducing the amount of net investment income the fund has available for distribution.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, including the amount of the distribution not subject to tax. You will need to adjust the cost basis of your shares by the amount that is not subject to tax when you eventually redeem or exchange them. This will increase any resulting capital gain or decrease any capital loss you incur at that time.

 Results of July 13, 1995 shareholder meeting

An annual meeting of shareholders of the fund was held on July 13, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                           Votes
                                          Votes for      withheld
                                           ---------   -------------
Jameson Adkins Baxter                    34,385,308       739,709
Hans H. Estin                            34,393,365       731,653
John A. Hill                             34,403,235       721,781
Elizabeth T. Kennan                      34,390,529       734,488
Lawrence J. Lasser                       34,397,024       727,993
Robert E. Patterson                      34,398,855       726,161
Donald S. Perkins                        34,396,100       728,917
William F. Pounds                        34,399,888       725,129
George Putnam                            34,397,372       727,645
George Putnam, III                       36,394,507       730,510
E. Shapiro                               34,351,246       773,771
A.J.C. Smith                             34,400,687       724,329
W. Nicholas Thorndike                    34,392,964       732,953

A proposal to ratify the selection of Coopers & Lybrand L.L.P., as auditors for the fund was approved as follows: 34,403,122 votes for, and 255,339 votes against, with 466,556 abstentions and broker non-votes. A proposal to fix the number of Trustees at 13 was approved as follows: 34,351,246 for, and 773,771 against. All tabulations have been rounded to the nearest whole number.

Selected quarterly data
(unaudited)

                                                            Net realized
                                                           and unrealized          Net increase
                  Investment          Net invest-          gain (loss) on         in net assets
                    income            ment income           investments          from operations
              -----------------    -----------------    -------------------   --------------------
 Quarter                   Per                  Per                    Per                   Per
ended          Total     Share      Total     Share       Total      Share       Total      Share
 -------------------------------------------------------------------------------------------------
12/31/93    $6,708,398    $.17   $5,933,660    $.15   $  3,721,112   $ .10   $ 9,024,772    $ .23
3/31/94      6,656,480     .17    5,943,501     .15    (12,399,006)   (.32)   (5,825,505)    (.15)
6/30/94      6,935,539     .18    6,149,111     .16    (13,707,196)   (.35)   (7,558,085)    (.19)
9/30/94      6,930,592     .18    6,125,078     .16     (5,177,254)   (.14)      947,824      .02
12/31/94     7,244,967     .19    6,441,101     .17    (10,525,009)   (.27)   (4,083,908)    (.10)
3/31/95      7,421,188     .19    6,807,991     .17      6,599,105     .18    13,407,096      .35
6/30/95      7,261,732     .19    6,450,743     .17      9,489,769     .24    15,940,512      .41
9/30/95      7,246,241     .18    6,425,534     .16      2,370,564     .06     8,796,098      .22

Dividend Policy

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions). Long-term capital gains are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of net investment income and net realized short-term capital gains that the fund is likely to earn over the long term.

At the time of each distribution, shareholders are furnished Putnam Management's current estimate of the sources of such distribution. These estimates are subject to adjustment depending on investment results for the fund's entire fiscal year. Final information regarding such matters is furnished to shareholders in the fund's annual reports and in tax information provided following the end of each calendar year.

Fund informationINVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109
MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109
CUSTODIAN

Putnam Fiduciary Trust Company
LEGAL COUNSEL

Ropes & Gray
INDEPENDENT
ACCOUNTANTS


Coopers & Lybrand L.L.P.
TRUSTEES


George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike
OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Neil J. Powers
Vice President and Fund Manager


Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

 Bulk Rate
U.S. Postage
PAID
Putnam
Investments
20982-074   11/95

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6) Trademark symbol replaced with (TM); Service Mark symbol is replaced with (SM)